China New Cities (CNC) Development Ltd.
(Currently InterAmerican Acquisition Group Inc. in combination with Sing Kung Ltd.)
IAQGU, IAQG, IAQGW
August 2009

Forward-Looking Information
Forward-Looking Information
Except for the historical information, the matters discussed herein contain forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements, based upon the current beliefs and expectations of the management of InterAmerican Acquisition Group Inc. (“IAG”) and its subsidiary CNC
Development Ltd. (“CNC”) and Sing Kung Limited and its subsidiaries and affiliates, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China and related governmental development policies, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sing Kung is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers in the industry; timing, approval and market acceptance of new services; general economic conditions; geopolitical events and regulatory changes; disruption in credit or equity markets as well as other relevant risks detailed in the filings of IAG and CNC with the Securities and Exchange Commission, including its report on Form 10-K for the period ended December 31, 2008 and 10-Q for the periods ending March 31, and June 30, 2009 and the registration statement filed on form 424B4 dated August 10, 2009 and any updates thereto. The information set forth herein should be read in light of such risks. Neither IAG, CNC or Sing Kung assumes any obligation to update the information contained herein. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission.  Such filings are available on our website or at www.sec.gov.

➢ China New Cities (CNC) plans, finances and implements turnkey infrastructure projects for local governments in China in support of large-scale urban initiatives
➢ Focus is on first-phase site development and foundational infrastructure, including pipelines, sewers, electricity grids, public lighting, roads
➢ Typical projects targeted at mid- to large-sized urban areas (not mega-cities):
 ✓ New cities and city extensions
 ✓ Industrial parks
 ✓ Large-scale, mixed-use developments
 ✓ Urban renewal
➢ Partners with leading city planning institutes, construction consortiums and development banks to deliver a total turnkey solution
➢ CNC applies a Build-Transfer (BT) model to drive rapid value creation, a variation on public-
 private partnerships (PPP) in wide use throughout the world
Business Overview
Business Overview

➢ Urban Infrastructure market is huge and rapidly growing
➢ China New Cities is well positioned in China
 ✓ Capabilities and reputation to deliver comprehensive planning, government support, financing relationships, syndication & project management
 ✓ Contract counterparties are creditworthy government clients
➢ Experienced and well-positioned management team
➢ Large pipeline of contracts and opportunities permits selectivity
➢ High margin business with a growing backlog
 ✓ $4.9 million in revenue for Sing Kung Group for 2008
 ✓ $3.4 million in 2008 net income
 ✓ $468 million in project backlog as of Y-E 2008; now $897 million
➢ High returns on capital invested in projects (>30% expected project IRR’s)
➢ Favorable transaction structure for IAG Investors who receive:
 ✓ Closing dividend of $4.85/share
 ✓ Convertible preferred stock with annual 7% dividend paid quarterly
 ✓ Common stock with expected value > remainder of residual trust value
Investment Highlights
Investment Highlights

Rapid migration into China’s cities will drive urban growth of over 350 million people in only two decades
Source: McKinsey Global Institute
Market Potential: Largest
Internal Migration in History
Market Potential: Largest
Internal Migration in History

➢ China is in the early and accelerating stage of urbanization

➢ 221 new urban centers >1 million people forecast by 2030*

➢ US$700+ billion expenditure plan in the next 5 years on basic infrastructure*

➢ Plan expenditures augmented by est. $100+ billion from 2009/2010 fiscal stimulus

*Source: McKinsey Global Institute, PRC government data and management analysis
Pure Play on China’s Rapid
Urbanization
Pure Play on China’s Rapid
Urbanization

CNC
Development
Strategic Partners/Outsourcing
Relationships
Strategic Partners/Outsourcing
Relationships
Urban Planning
• Tsinghua University
• Tongji University
Project Execution
• Pan China Engineering
• China Railway Group
• China Urban Construction Works
• Shanghai Architectural Design
 Institute
Take-out Financing
• National Development Banks
• PRC Commercial Banks
• PRC Pension & Insurance Funds

20-40 projects/yr
2-5 projects/yr
➢ For CNC’s BT projects, cost sharing within consortium is
negotiated case-by-case
➢ CNC generates 5% - 50% project margins depending on
its capital commitment
At completion
BT
Project
Awarded
Business Model: High-Margin
Projects & Rapid Payback
Business Model: High-Margin
Projects & Rapid Payback
• Engagement by municipality
• Feasibility Assessment
• Detailed Plan Design
• Government approval
• Organize Consortium
• Enforceable contracts
• Engineering Design &
 Construction
• Acceptance by Customer
Project Execution
(in phases)
~6-12 months
Plan Development
~6-18 months
Monetization
Contractual Payment terms:
• Amortized over 6-8 years
• Secured by government assets /
 commitments
Acceleration to 1 year or less via:
• Take-out financing
• Parcel sales
• Premarketing / Presales

Value Proposition
Value Proposition
▪ 10X appreciation vs. raw land
 sales
▪ Catalyzes rapid later stage
 development
▪ Improves end-use control
▪ Accelerates and maximizes tax
 & use revenue
▪ Conformity with 5-yr Plan and PRC
 policy agenda
▪ Strong focus on financial viability
▪ Best urban planning technology
 consistently applied
▪ Cost effective use of trusted (public)
 university resources
Win-Win
Solution
Sustainable
& Profitable
Growth for
CNC
Achieves
Government
Planning
Goals
▪ Decouples development from multi-year
 government budgeting cycle
▪ Accelerates project starts
▪ Substitutes for absence of municipal
 financing market
▪ Facilitates long-term low-cost
 development bank financing
Drives Value Creation
for Local Government
Relieves Government
Schedule & Capital
Constraints

➢ Mr. Qiping Gao - Chairman of the Board
 ✓ Retired as Assistant Governor of the China Development Bank (CDB)
 ✓ Continuing CDB relationship as a senior advisor
 ✓ Served on State Development Planning Commission and the State Economic and Trade Commission
➢ Mr. Zhaosheng Wu- Chief Executive Officer
 ✓ Former Bureau Chief f of Development Bank of China
 ✓ Former Deputy Bureau Head for NDRC
 ✓ Over 35 years of infrastructure policy and projects experience at the national level within the PRC
➢ Mr. Yong Xu - Chief Financial Officer
 ✓ US CPA, MBA from Pepperdine University
 ✓ Auditing and senior finance management and accounting positions at Deloitte & Touche, GWA Capital Partners,
 Metro-Goldwyn-Mayer
➢ Prof. Moulong Zhu - Chief Urban Planning & Architecture Officer
 ✓ A “Dean” of China’s urban planning professional community
 ✓ Retired Department Head - Urban Planning and Architecture Department of Tongji University
 ✓ Continues on Tongji faculty as a Senior Professor
 ✓ Deep urban planning project experience
Management
Management

Contract Status

BT Project in progress

BT Project Proposal Stage

Planning Stage

New Economic Zone
Export
Development
Zone
New Economic Development Zone
Highway Project
JinyuSpring Water
Industrial Development
Industrial Development Zone
Cultural Development
Zone
Mining Development
New Housing Zone
Deer Husbandry Development Zone
Commercial Development
Zone
Export Zone
Jiaohe Projects
Highway Project
Highway Project
Zheng Ding Mixed Use
Development Zone
Selected Planning Projects and
BT Contracts
Selected Planning Projects and
BT Contracts

Case Study 1: Project Profile
(Completed 2006)
Case Study 1: Project Profile
(Completed 2006)
Changchun Wukeshu Modern Agricultural Development Zone
Area Profile:   Location/size: Northeastern China - Population 7 million
                            Economic Drivers:                Strong automotive industry base
                                                                                                Center of China’s largest corn belt
                                                                                                Excellent highway and rail access to major urban centers
Development Strategy:    Build on established base of primary industry
                                                Utilize development subsidies available under current PRC policies
                                                Capitalize on low-cost access to regional agricultural products
                                                Exploit transportation access for industrial products

Project Scope:                    Basic infrastructure - access roads, power grid, water, drainage, and sewage pipelines
Project Size:                        RMB 150 million (approx. $21million)
Returns:                               Realized profit - $1.3 million with limited capital investment
                                                Monetization period - 24 months from acceptance (2nd half 2009)

Prior to Construction
Under Construction
Post Completion of
Construction
Case Study 1: Project Profile
(Completed 2006)
Case Study 1: Project Profile
(Completed 2006)
Changchun Wukeshu Modern Agricultural Development Zone

Tiangang Stone Industrial Park - Jiaohe, Jilin Province
Area Profile:      Location/size: Northeastern China - Population 660,000
     Economic Drivers: Limited industry & skilled labor base
                                                                                                                                Center of premier quarry zone
    Good rail/highway access to major urban centers/ports
Development Strategy:    Capitalize on local resources & artisan skills
       Utilize access to good rail and highway transportation access
      Minimize residential/commercial environmental impact
       Foster development of support industries
Project Scope:       Basic infrastructure - access roads, power grid, water supply and drainage pipelines for rainwater and sewerage
Project Size:      RMB 700 million (approx. $103 million)
                                                                                                 - Phase 1: $45 million (one sub-part complete in 2008 and second sub-part scheduled for completion in 2009 subject to funding availability)
     - Phase 2: $58 million (commencing in 2010)
Returns (Phase I):               CNC Capital Investment - 12-month post-completion payment guarantee to consortium partners
                Estimated profit opportunity - $15 million on Phase I & $17 million on Phase II
                Estimated monetization period - 12 months from acceptance (Y-E 2009 for Phase I)
Case Study 2: Project Profile
(Phase I Partially Complete)
Case Study 2: Project Profile
(Phase I Partially Complete)

Tiangang Stone Industrial Park - Jiaohe, Jilin Province
Case Study 2: Project Profile
(Phase I Partially Complete)
Case Study 2: Project Profile
(Phase I Partially Complete)

Zhengding Mixed Use Development - Hebei Province
Area Profile:                                                                                    Location/size: Northeastern China - Population 0.5 million
                        Economic Drivers: Contiguous to provincial capital (population 2 million)
                         Distribution, tourist and government center
                         Good rail/highway access to Beijing area (2 hours)
Development Strategy:  Capitalize on availability of unrestricted land contiguous to center of provincial
     Capital to meet strong demand for residential/commercial space
     Construct connecting road and bridge to ensure good access

Project Scope (Phase I):Basic infrastructure - access roads, water, drainage and sewage pipelines, utility grid and bridge
Project Size:                                                                                 RMB 2.8 billion (approx. $409 million) in multiple phases spanning 5 years
(Phase I):                              RMB 600 million (approx. $88 million) divided into 2 sub-phases to be performed during 2008-2010
Returns (Phase I):            CNC Capital Investment - Cash to consortium partners as project is completed
                                               Project profit margin - Approx. 46% as currently structured (subject to change depending on Sing
                                                Kung capital availability)
                          Estimated monetization period - Phase I within 12 months from acceptance (2010)
Case Study 3: Project Profile
(Commenced Q-4 2008)
Case Study 3: Project Profile
(Commenced Q-4 2008)

Case Study 3: Project Profile
(Commenced Q-4 2008)
Case Study 3: Project Profile
(Commenced Q-4 2008)
Zhengding Mixed Use Development - Hebei Province
Downtown of
Shijiazhuang
New District
Zhengding

Case Study 4: Project Profile
(New Contract)
Case Study 4: Project Profile
(New Contract)
Wengyuan Infrastructure Project - Guangdong Province
Area Profile:       Location/size: 1.5 hour drive from Guangzhou / covering 40 square kilometers
      Economic Drivers: Future manufacturing base selected by Guangdong Government Good highway access

Development Strategy:     Improve the infrastructure conditions in Wengyuan and develop it into the next manufacturing and export-oriented industry base in Guangdong over the next 5-10 year

Project Scope:    Basic infrastructure including early stage urban road networks for the Wengchen and Guandu
     Economic and Technology Zone
Project Size:     RMB 3.0 billion (approx. $438 million) implemented in multiple phases
Construction period:    5 years from mid-2009
Returns (Phase I):    Financial arrangements with subcontractors are still being negotiated and will be significantly influenced by Sing Kung capital availability

Project Pipeline
Project Pipeline
Project	Size
Taiyuan Industrial Park	RMB 3 billion
Zha Dun Reservoir Project in Yakeshi City	RMB 800 million
Central Park of CBD in Taizhou	RMB 490 million
Baodi Economic Development Zone in Tianjin	RMB 400 million
Vacation Zone in Yuncheng	RMB 2 billion
Central Qiaobei New District Entertainment Project in Xinxiang	RMB 400 million
CNC management is negotiating the contract terms with local governments on the following projects:

Project Backlog
Project Backlog
➢ The booked project activity currently programmed for completion in 2009 is sufficient to meet incentive net income targets if CNC obtains enough cash from the IAG transaction or from other sources to meet related commitments to subcontractors:

Transaction Structure

➢ IAG Shareholders receive a basket of cash, CNC securities and option values with total value greater than their pro rata share of estimated no-vote conversion payments or trust liquidation proceeds (max. $7.79/share).
What IAG Shareholders
What IAG Shareholders
Receive in the Transaction
Receive in the Transaction

➢ Liquidation Preference for Class A Shares = $3.00/share plus accrued dividends.
 ✓ Aggregates to $2.66 per IAG share based on number of Class A Preferred shares issued.
➢ Dividends accrue quarterly at annual rate of 7% subject to adjustment.
 ✓ Dividend rate increases if RMB:US$ exchange rate increases (and vice versa)
➢ Each Class A Preferred Share convertible into one share of CNC Common Stock.
 ✓ Full ratchet adjustment of conversion ratio in the event of future dilutive issuances.
 ✓ If converted, IAG shareholders would own from 17.1% to 22.3% of combined company depending on number of incentive shares issued.
➢ Conversion terms anticipate a common stock value >1.7X face value of Class A Preferred before mandatory conversion:
 ✓ Common stock price ≥ $5.00 or net income ≥ $25 million (EPS of at least $0.63/share)
➢ Class A Preferred has governance control of combined company.
 ✓ Elects 4 of 7 directors until market value of Class A Preferred < 50% of total equity value.
 ✓ Cumulative voting for Class A Preferred directors protects IAG shareholder interests.
➢ Redeemable in 4 years if performance targets not achieved.
CNC Class A Preferred Stock
 Includes Strong Protections
CNC Class A Preferred Stock
 Includes Strong Protections

➢ Immediate IPO warrant dilution eliminated by closing dividend of $4.85
 ✓ Common stock investment basis reduced to $3.00 leaving warrants out of the money by $2.00 relative to common shares
 ✓ Short remaining warrant life of approximately 2 years further lowers dilutive potential
➢ SPAC Founders are forfeiting most of their economic interests by:
 ✓ Cancelling all 1.0 million warrants purchased prior to IPO with no compensation for $1.5 million invested
 ✓ Waiving rights to closing dividend, foregoing $6.3 million in value
 ✓ Reducing residual share interest to 18.7% from 20%
Dilution From SPAC
 Structure Greatly Reduced
Dilution From SPAC
 Structure Greatly Reduced

Post - Acquisition
Post - Acquisition
Equity Structure
Equity Structure

Prospective EPS Growth
Prospective EPS Growth
2009 - 2013 CAGR = 23% as-if-
Class A Preferred converted
Likely Mandatory
Conversion Time

Calculated Purchase Price (as-if
Class A Preferred Converted)
Calculated Purchase Price (as-if
Class A Preferred Converted)

Financial Highlights

➢ The historical financial statements of Sing Kung and its predecessor company SNC were restated in July 2009 to comply with US GAAP.
➢ Technical issues in the company’s BT Project contracts disqualified Sing Kung from recognizing revenue based on percentage-of-completion and total project activity. These involved respectively:
 ✓ Ambiguities about the timing of transfer of project work to the customer
 ✓ the extent of control exercised by Sing Kung over the construction process
➢ Consequently, revenue recognition is deferred until each project (or project phase) is completed and accepted and project work completed by subcontractors is not recognized as revenue.
➢ Sing Kung expects to amend existing contracts and adjust terms of future contracts so that percentage-of-completion accounting and recognition of gross project revenue will apply in the future.
➢ Nevertheless, to the benefit of the IAG shareholders, the transaction was restructured and repriced to take into account Sing Kung’s current accounting practice.
➢ Adjusted figures on the following pages illustrate the significant effect of accounting method differences.
Explanation of Financial
 Statement Changes
Explanation of Financial
 Statement Changes

Adjusted Financial Metrics
Adjusted Financial Metrics
(Sing Kung Group-unaudited)
(Sing Kung Group-unaudited)
Notes & Adjustments
• Not in accordance with US GAAP
• Adjusted Net Income includes pro rata
 accrual of estimated project progress and
 profit
• Under US GAAP, realization of adjusted net
 income shown for 2008 will occur in 2009 or
 later years upon project completion and
 then only if Sing Kung has sufficient capital
 to pay subcontractors and retain its
 economic interests in the projects.
• Given constraints on project activity to date
 in 2009 due to limited funds availability, it is
 unlikely that the incentive net income target
 can be met based on project activity
 performed during 2009, even if the
 percentage-of-completion method is
 applied. At least $10 million of net income
 is realizable in 2009 from the Jiaohe and
 Zhengding projects if approximately $20
 million of funding is available prior to year-
 end 2009 to pay subcontractors for work
 already completed and pending transfer to
 the municipal customers.

2008 Revenue, Earnings & ROE
2008 Revenue, Earnings & ROE
 (US GAAP and Adjusted)
 (US GAAP and Adjusted)
	Based on audited financials ($ millions)	Based on adjusted `(non-GAAP) financials ($ millions)
Revenue	$4.9	$42.1
Gross Profit	$4.5 = 93.8%	$10.6 = 24.9%
Net Income	$3.7 = 77.1%	$9.5 = 22.6%

ROE (includes preferred stock)	17.7%	45.5%

As of June 30, 2009 Unaudited ($ millions)
Cash	$0.7
Construction in-progress (unbilled)	$20.5
Net investment in BT projects	$24.5

Total liabilities	$28.9
Total stockholders’ equity (incl. preferred stock)	$18.2
Liquidity and Capital Resources
Liquidity and Capital Resources

➢ Urban Infrastructure market is huge and rapidly growing
➢ Strategic partnerships enable CNC to scale rapidly
➢ High-margin projects with large and growing backlog
➢ High returns on capital with credit-worthy municipal clients
➢ Large pipeline of contracts and opportunities
➢ Strong well-positioned management team
➢ Favorable acquisition price with strong downside protections
Investment Summary
Investment Summary

“…a retrenching U.S. consumer is totally
irrelevant to China’s investment in clean water,
improved agriculture and better infrastructure.”
Jim Rogers
Wall Street Journal - Nov. 10, 2008
Quote of the day
Quote of the day

Company Contact:
William C. Morro, CEO
InterAmerican Group
Phone: (312) 957-4172
Email: wmorro@interamerican-group.com
www.interamerican-group.com
www.cncdev.com
CCG Investor Relations:
Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail: crocker.coulson@ccgir.com
www.ccgir.com
Contact
Contact

Appendix A: Corporate Structure
Pre- & Post Acquisition
Appendix A: Corporate Structure
Pre- & Post Acquisition
InterAmerican Acquisition
Group Inc. (U.S.)
CNC Development Ltd.
(BVI)
Sing Kung Ltd. (BVI)
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
CNC Development Ltd.
(BVI)*
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
Shanghai New Century City
Development Ltd. (PRC)
* Sing Kung Ltd. merged into CNC Development Ltd. only
if exchange offer accepted for all shares. Otherwise Sing
Kung Ltd. remains as intermediate subsidiary.

Project Management /
Supervision / Quality Control
Infrastructure
Construction
Project:
• Land Leveling
• Roads
• Water
• Power
BT
Construction
Sales/Use
Agreements
Overall Project
Financing
Plans
Appendix B: Business Process
Schematic
Appendix B: Business Process
Schematic
Municipal Government
Later-Stage
Developers
Construction
Syndicate
CIDC
(Front End)
CIDC
(Back End)
Joint University
Planning Team
Development or
Commercial Banks
Site Survey / Design /
Engineering

Appendix C: Peer Group
 Performance & Valuation
Appendix C: Peer Group
 Performance & Valuation

Appendix D:
Appendix D:
US - Listed China Companies
 w/ Comparable Dynamics
US - Listed China Companies
 w/ Comparable Dynamics
	2008					2009
	Market Cap	Net Income	Net Income	Net Income	Unadjusted	EPS	Unadjusted
Ticker	($ millions)	($ millions)	Margin	Growth	P/E	Growth	P/E
NCTY	335	86	23%	50%	3.9x	81%	n.a.
WX	441	42	18%	62%	14.6x	11%	10.0x
SCR	309	37	23%	36%	9.7x	33%	8.4x
HRBN	169	24	22%	21%	12.7x	41%	7.8x
AOB	380	55	4%	42%	6.3x	23%	5.4x
SDTH	254	35	24%	38%	7.4x	20%	9.9x
CFSG	215	22	35%	77%	13.6x	53%	10.1x
CMED	554	69	38%	33%	8.0x	15%	6.4x

Mean	403	168	26%	45%	9.5x	35%	8.3x

Notes:
1) Source - (Bloomberg, internal analysis July 2009)
2) Unadjusted P/E ratios are not adjusted for cash or outstanding warrants